UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 2, 2006

                          Coastal Banking Company, Inc.
             (Exact name of registrant as specified in its charter)

                                 South Carolina
                 (State or other jurisdiction of incorporation)

             000-28333                                57-1076099
      (Commission File Number)            (IRS Employer Identification No.)


36 Sea Island Parkway, Beaufort, South Carolina                   29902
    (Address of principal executive offices)                    (Zip Code)

                                 (843) 522-1228
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Principal Officer

      On October 2, 2006, Mr. Timothy Ayers notified Coastal Banking Company, Inc. that he intends to resign from his position as Chief Operating Officer effective November 15, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          COASTAL BANKING COMPANY, INC.
Dated:   October 5, 2006

                                          By:     /s/ James L. Pate
                                             -----------------------------

                                          Name:   James L. Pate
                                               ---------------------------

                                          Title:  Chief Financial Officer
                                                --------------------------